SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 8, 2003
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                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)


             000-32615                               04-3578653
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      (Commission File Number)            (IRS Employer Identification No.)


   401 Edgewater Place, Suite 200, Wakefield, MA                 01880-6210
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     (Address of Principal Executive Offices)                    (Zip Code)


                                 (781) 557-1300
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

      Franklin Street Properties Corp. (the "Company") solicited proposals from various accounting firms and following review of such proposals engaged Ernst & Young LLP to act as the Company's independent accountants effective May 8, 2003. During the fiscal years ended December 31, 2002 and 2001 and any subsequent interim period preceding the engagement, the Company did not consult Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements of Businesses Acquired.

            Not applicable.

      (b) Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            None.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2003             REGISTRANT

                                    FRANKLIN STREET PROPERTIES CORP.

                                    By: /s/ George J. Carter
                                        ----------------------------
                                        George J. Carter
                                        President and Chief Executive Officer